SUPPLEMENT DATED FEBRUARY 27, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND —

INFLATION PROTECTED PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Inflation Protected Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the references to Stephen A. Walsh in the “Portfolio Manager and Primary Title with Sub-Adviser” table are replaced with the following:

S. Kenneth Leech, Co-Chief Investment Officer	Since 2014

And, the references to Peter H. Stutz are deleted.